                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ________________


                                   FORM 8-K


                               ________________


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               ________________


Date of Report (Date of earliest event reported)               February 15, 1996



                               ________________


                         JCP MASTER CREDIT CARD TRUST
                         (Issuer of the Certificates)

                             JCP RECEIVABLES, INC.
            (Exact name of registrant as specified in its charter)



         DELAWARE                       0-17270                  75-2231415
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)



       5001 SPRING VALLEY ROAD
       DALLAS, TEXAS                              75244
(Address of principal executive offices)               (Zip Code)

(Registrant's telephone number, including area code): (214)960-4611
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Item 7. Financial Statements and Exhibits.
        ----------------------------------

The following are filed as Exhibits to this Report:

        99.1 Monthly Certificateholders' Statement - Series B for the month ended January 31, 1996.

        99.2 Monthly Certificateholders' Statement - Series C for the month ended January 31, 1996.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JCP RECEIVABLES, INC.



Date:  February 15, 1996      By:  /s/ Catherine A. Walther
                                 -----------------------------
                                       Catherine A. Walther
                                       President
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                               INDEX TO EXHIBITS

Exhibit
Number         Exhibit
------         -------
99.1      Monthly Certificateholders' Statement - Series B for
          the month ended January 31, 1996.

99.2 Monthly Certificateholders' Statement - Series C for the month ended January 31, 1996.